Exhibit 99.1
Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS

CASE NUMBER: 07-44084-dml-11

JUDGE: D. Michael Lynn

UNITED STATES BANKRUPTCY  COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: JUNE 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I AVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICHPREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Elaine D. Crowley	Senior Vice President, Chief Financial Officer and Treasurer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Elaine D. Crowley	July 31, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
/s/ Charlotte B. Stadler	Assistant Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Charlotte B. Stadler	July 31, 2008
PRINTED NAME OF PREPARER	DATE

Notes:
[1]
A consolidated monthly operating report has been submitted for the following debtor entities: The Bombay Company, Inc. (Case No. 07-44084-dml-11), The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11), BBA Holdings, LLC (Case No.07-44086-dml-11), Bombay International, Inc. Case No. (07-44087-dml-11), Bailey Street Trading Company (Case No. 07-44088-dml-11), and  BMAJ, Inc. (Case No. 07-44061-dml-11). Jointly Administered Under The Bombay Company, Inc. (Case No. 07-44084-dml-11), (collectively, the "Debtors").

[2]
The Debtors operate under a retail (52-53 week) fiscal year, which ends on the Saturday nearest January 31.  For the purposes of the monthly operating reports, the following month-end dates have been reported: (1) September 2007 ended on October 6, 2007; (2) October 2007 ended on November 3, 2007; (3) November 2007 ended on December 1, 2007; (4) December 2007 ended on January 5, 2008; (5) January 2008 ended on February 2, 2008; (6) February 2008 on March 1, 2008; (7) March 2008 on April 5, 2008; (8) April 2008 on May 3, 2008; (9) May 2008 on May 31, 2008; and (10) June 2008 on July 5, 2008.

CASE NAME The Bombay Company, Inc.

CASE NUMBER: 07-44084-dml-11

COMPARATIVE BALANCE SHEET

		Petition Date	December 2007	April 2008	May 2008	June 2008
ASSETS		9/20/07
1.	CASH & CASH EQUIVALENTS (1)	$3,145,672	$29,646,525	$25,918,924	$25,268,932	$23,922,132
2.	ACCOUNTS RECEIVABLE (NET)	$220,767	$270,903	$0	$0	$0
3.	INVENTORY	$104,233,126	$15,142,324	$0	$0	$0
4.	NOTES RECEIVABLE	$573,167	$586,953	$0	$0	$0
5.	PREPAID EXPENSES	$8,411,346	$9,769,006	$1,433,232	$1,388,178	$1,348,481
6.	OTHER CURRENT ASSETS	$1,514,755	$4,058,941	$4,839,753	$4,499,927	$4,377,822
7.	TOTAL CURRENT ASSETS	$114,953,161	$29,828,127	$6,272,985	$5,888,105	$5,726,303
8.	PROPERTY, PLANT & EQUIPMENT	$157,137,582	$145,303,849	$2,330,915	$2,330,915	$0
9.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$(102,575,667)	$(97,766,051)	$(2,247,505)	$(2,279,315)	$0
10.	NET PROPERTY, PLANT & EQUIPMENT	$54,561,915	$47,537,798	$83,410	$51,600	$0
11.	DUE FROM INSIDERS	$(854,896)	$2,767,061	$1,664,808	$1,664,808	$1,664,808
12.	OTHER ASSETS - NET OF AMORTIZATION (2)	$2,024,046	$1,632,093	$160,050	$141,345	$23
13.	OTHER (ATTACH LIST)
14.	TOTAL ASSETS	$173,829,898	$111,411,604	$34,100,177	$33,014,790	$31,313,266
POSTPETITION LIABILITIES
15.	ACCOUNTS PAYABLE		$3,248,359	$1,879,020	$1,854,689	$1,482,995
16.	TAXES PAYABLE		$4,471,126	$270,370	$170,287	$72,794
17.	PROFESSIONAL FEES		$2,393,833	$813,345	$928,383	$923,583
18.	DEFERRED REVENUE		$18,041,877	$0	$0	$0
19.	OTHER POST PETITION LIABILITIES		$6,270,802	$423,243	$424,155	$280,133
20.	TOTAL POSTPETITION LIABILITIES		$34,425,997	$3,385,978	$3,377,514	$2,759,505
PREPETITION LIABILITIES
21.	SECURED DEBT	$71,824,592	$0	$0	$0	$0
22.	LIABILITIES SUBJECT TO COMPROMISE (3)	$81,136,347	$67,325,321	$28,864,028	$28,194,341	$27,006,786
23.	TOTAL PREPETITION LIABILITIES	$152,960,939	$67,325,321	$28,864,028	$28,194,341	$27,006,786
24.	TOTAL LIABILITIES	$152,960,939	$101,751,318	$32,250,006	$31,571,855	$29,766,291
EQUITY
25.	PREPETITION OWNERS' EQUITY	$20,868,959	$20,868,959	$20,868,959	$20,868,959	$20,868,959
26.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(11,208,673)	$(19,018,788)	$(19,426,024)	$(19,321,984)
27.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
28.	TOTAL EQUITY	$20,868,959	$9,660,286	$1,850,171	$1,442,935	$1,546,975
29.	TOTAL LIABILITIES & OWNERS' EQUITY	$173,829,898	$111,411,604	$34,100,177	$33,014,790	$31,313,266

Notes:
[1]
As historically reported on the Debtors' SEC filings, cash and cash equivalents includes cash in the operating accounts, credit card receivables, store depository accounts, and foreign office accounts.  In addition, cash and cash equivalents for the months ended after September 2007 include cash collateralized letters of credit.

[2]	Balance includes capitalized software and other intangibles.

Item 6: Other Current Assets	Petition Date	December 2007	April 2008	May 2008	June 2008
Employee Receivables	$(3,176)	$9,150	$1,912	$1,230	$0
Miscellaneous Receivables	1,188,193	1,303,630	1,501,523	1,350,434	1,335,434
DOM In transit - Non Merchandise	3,666	0	0	0	0
Deposits	311,825	2,731,914	1,798,396	1,610,341	1,504,466
Treasury Bond	37,922	37,922	37,922	37,922	37,922
Due from JV	0	0	0	0	0
Chase Merchant Services - MC/V Receivable	0	0	1,500,000	1,500,000	1,500,000
Intl Claim Receivable	(23,675)	(23,675)	0	0	0
	$1,514,755	$4,058,941	$4,839,753	$4,499,927	$4,377,822

Item 19: Other Post Petition Liabilities
Accrued Expenses/Inventory		$4,116,402	$150,000	$150,000	$150,000
Customer Prepayments		(16,724)	0	0	0
Accrued Salaries		2,171,124	273,243	274,155	130,133
		$6,270,802	$423,243	$424,155	$280,133

[3]
During January 2008, the Debtors eliminated certain reserves and accruals as part of the Debtors' efforts to wind down the operations and financial records. The decrease of liabilities subject to compromise, at the end of January 2008, does not signify payments being made on such liabilities.

[4]	For presentation purposes, the Petition Date, quarter-end, and months within the current quarter have been reflected. Please refer to prior monthly operating reports for previous months not shown.

2 of 9

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-2

CASE NUMBER: 07-44084-dml-11

INCOME STATEMENT
		9/20/07 to 12/31/07	1/1/08 to 3/31/08	April 2008	May 2008	June 2008	QUARTER
REVENUES		TOTAL	TOTAL				TOTAL
1.	GROSS REVENUES	$201,870,774	$14,363,269	$0	$0	$0	$0
2.	LESS: RETURNS & DISCOUNTS	$(3,318,383)	$(239,828)	$0	$0	$0	$0
3.	NET SALES	$198,552,391	$14,123,441	$0	$0	$0	$0
4.	DELIVERY INCOME	$318,482	$4,569	$0	$0	$0	$0
5.	NET REVENUE	$198,870,873	$14,128,010	$0	$0	$0	$0
COST OF GOODS SOLD
6.	STORE COGS	$94,281,406	$13,904,460	$0	$0	$0	$0
7.	SHRINK	$1,783,774	$1,297,376	$0	$0	$0	$0
8.	DC EXPENSE	$5,604,388	$1,067,764	$886	$(25,663)	$(1,866)	$(26,643)
9.	DC FRIEGHT TO STORES	$5,304,558	$(25,730)	$0	$0	$0	$0
10.	HOME OFFICE ADJUSTMENTS	$4,743,215	$(123,485)	$(45,267)	$10,276	$(38,838)	$(73,829)
11.	TOTAL COST OF GOODS SOLD	$111,717,341	$16,120,385	$(44,381)	$(15,387)	$(40,704)	$(100,472)
12.	GROSS PROFIT	$87,153,532	$(1,992,375)	$44,381	$15,387	$40,704	$100,472
OPERATING EXPENSES
13.	BUYING AND OCCUPANCY COSTS	$6,764,276	$(31,714,565)	$(188,918)	$(74,852)	$(616,542)	$(880,312)
14.	PAYROLL	$5,433,907	$(196,271)	$241,358	$138,937	$133,170	$513,465
15.	HOME OFFICE OCCUPANCY	$1,257,963	$371,270	$145,995	$43,170	$179,541	$368,706
16.	CREDIT AND COLLECTIONS	$335,680	$802,028	$17,148	$3,775	$2,876	$23,799
17.	GENERAL	$(4,289,795)	$38,692,969	$(246,906)	$(31,852)	$65,387	$(213,371)
18.	INSURANCE AND TAXES	$2,971,891	$(713,556)	$25,930	$(55,746)	$(323,580)	$(353,396)
19.	PROFESSIONAL SERVICES	$168,457	$(10,515)	$6,710	$10,613	$12,646	$29,969
20.	JV EXPENSE, NET	$86,257,567	$(1,928,374)	$0	$0	$0	$0
21.	OTHER (Training, travel, public company exp.)	$222,067	$86,636	$2,089	$1,537	$4,945	$8,571
22.	TOTAL OPERATING EXPENSES	$99,122,014	$5,389,622	$3,406	$35,582	$(541,557)	$(502,569)
23.	INCOME BEFORE NON-OPERATING
24.	INCOME & EXPENSE	$(11,968,482)	$(7,381,997)	$40,975	$(20,195)	$582,261	$603,041
OTHER INCOME & EXPENSES
25.	NON-OPERATING INCOME (ATT. LIST) (3)	$12,996,875	$1,240,093	$26,331	$13,714	$27,256	$67,301
26.	NON-OPERATING EXPENSE (ATT. LIST)	$4,270	$0	$0			$0
27.	INTEREST EXPENSE	$543,587	$0				$0
28.	DEPRECIATION / DEPLETION	$0	$0	$0			$0
29.	AMORTIZATION	$0	$0	$0			$0
30.	ROYALTY FEE	$910,617	$0	$0			$0
31.	NET OTHER INCOME & EXPENSES	$(11,538,401)	$(1,240,093)	$(26,331)	$(13,714)	$(27,256)	$(67,301)
REORGANIZATION EXPENSES
32.	PROFESSIONAL FEES	$7,044,676	$1,394,140	$287,213	$400,755	$381,327	$1,069,295
33.	U.S. TRUSTEE FEES	$1,500	$0	$14,625			$14,625
34.	OTHER (2)	$3,732,844	$0				$0
35.	TOTAL REORGANIZATION EXPENSES	$10,779,020	$1,394,140	$301,838	$400,755	$381,327	$1,083,920
36.	INCOME TAX	$(428)	$39,539			$124,150	$124,150
37.	NET PROFIT (LOSS)	$(11,208,673)	$(7,575,583)	$(234,532)	$(407,236)	$104,040	$(537,728)

3 of 9

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-3

CASE NUMBER: 07-44084-dml-11

CASH RECEIPTS AND		9/20 to 12/31/07	1/1/08 to 3/31/08	April 2008	May 2008	June 2008	QUARTER
DISBURSEMENTS		TOTAL	TOTAL				TOTAL
1.	CASH - BEGINNING OF MONTH	$881,175	$10,543,219	$21,228,504	$20,496,620	$19,852,498	$21,228,504
RECEIPTS FROM OPERATIONS
2	TOTAL OPERATING RECEIPTS	$189,541,305	$21,752,716	$0	$0	$0	$0
	NON - OPERATING RECEIPTS
3	LOANS & ADVANCES (REPAYMENT)	$5,998,804					$0
4	SALE OF ASSETS	$37,122,607	$16,722,419	$0	$0	$0	$0
5	REIMBURSEMENT (TO)/FROM LIQUIDATORS	$(130,545,563)	$(9,257,036)	$0	$0	$92,489	$92,489
6	OTHER (ATTACH LIST)	$0	$3,661,198	$369,500	$384,745	$232,829	$987,074
7	TOTAL NON-OPERATING RECEIPTS	$(87,424,152)	$11,126,581	$369,500	$384,745	$325,318	$1,079,563
8	TOTAL RECEIPTS	$102,117,153	$32,879,297	$369,500	$384,745	$325,318	$1,079,563
9	TOTAL CASH AVAILABLE	$102,998,328	$53,101,742	$21,598,004	$20,881,365	$20,177,816	$62,657,185
OPERATING DISBURSEMENTS
10	PAYROLL, PAYROLL TAXES, BENEFITS	$23,395,881	$9,406,716	$375,535	$219,794	$376,945	$972,274
11	SALES, USE & OTHER TAXES PAID	$10,365,311	$6,472,545	$11,237	$40,858	$11,780	$63,876
12	MERCHANDISE	$11,828,206	$63,986	$0	$0	$0	$0
13	GENERAL AP	$3,471,309	$327,953	$124,272	$233,062	$213,206	$570,539
14	RENT & OCCUPANCY	$26,016,571	$1,363,876	$85,470	$153,309	$7,071	$245,850
15	FREIGHT	$5,714,718	$216,980	$0	$945	$0	$945
16	CRITICAL VENDOR PAYMENTS	$2,838,397	$0	$0			$0
17	OTHER (ATTACH LIST)	$4,030,155	$1,229,590	$30,260	$76,973	$144,600	$251,833
18	TOTAL OPERATING DISBURSEMENTS	$87,660,548	$19,081,645	$626,774	$724,942	$753,602	$2,105,317
REORGANIZATION EXPENSES
19	PROFESSIONAL FEES	$3,194,296	$2,842,246	$376,449	$286,029	$392,127	$1,054,606
20	U.S. TRUSTEE FEES	$1,500		$14,625			$14,625
21	OTHER (ATTACH LIST)	$1,598,766	$270,120	$83,536	$17,896	$91,000	$192,432
22	TOTAL REORGANIZATION EXPENSES	$4,794,562	$3,112,366	$474,610	$303,925	$483,127	$1,261,663
23	TOTAL DISBURSEMENTS (1)	$92,455,110	$22,194,011	$1,101,384	$1,028,867	$1,236,729	$3,366,980
24	NET CASH FLOW	$9,662,044	$10,685,285	$(731,884)	$(644,122)	$(911,411)	$(2,287,417)
25	CASH - END OF MONTH (2)	$10,543,219	$21,228,504	$20,496,620	$19,852,498	$18,941,087	$18,941,087

Note:
[1]
All of the Debtors' disbursements are made from The Bombay Company, Inc. (Case No. 07-44084-dml-11) and The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11).  Disbursements by Debtor have been are as follows:

Total Disbursements	1/1/08 to 3/31/08 TOTAL	April 2008	May 2008	June 2008	4/1/08 to 6/30/08 Total Disbursements
The Bombay Company, Inc. (07-44084-dml-11)	$22,189,911	$1,101,384	$1,028,867	$1,236,729	$3,366,980
The Bombay Furniture Company, Inc. (07-44085-dml-11)	$4,100				$-
	$22,194,011	$1,101,384	$1,028,867	$1,236,729	$3,366,980

[2]	Receipts and disbursements for March 2008 are through March 28, 2008

	1/1/08 to 3/31/08 TOTAL	April 2008	May 2008	June 2008	4/1/08 to 6/30/08 Total Disbursements
Item 6: Other Income
LC Cash Collateral Returned	1,510,998	369,500	384,745	232,829	987,074
Home Office Receipts	2,000,000				-
US IP	-				-
Total	$3,510,998	$369,500	$384,745	$232,829	$3,660,998

Item 17: Other Operating Disbursements
International Offices		-			-
Other Admin Expense		-			-
Other Corporate Expense		30,260	76,973	144,600	251,833
Inventory Taking					-
Total	$-	$30,260	$76,973	$144,600	$251,833

Item 21: Other Reorganization Expenses
Completion Bonus		83,536	17,896	91,000	192,432
Total	$-	$83,536	$17,896	$91,000	$192,432

4 of 9

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-4

CASE NUMBER: 07-44084-dml-11

		SCHEDULE	MONTH	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING (1)		AMOUNT	Oct-07	Dec-07	May-08	Jun-08
1.	0-30		$0	$0	$0	$0
2.	31-60		$0	$0	$0	$0
3.	61-90		$0	$0	$0	$0
4.	91+		$987,208	$987,208	$0	$0
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$987,208	$987,208	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$(768,319)	$(768,319)	$0	$0
7.	ACCOUNTS RECEIVABLE (NET)	$0	$218,889	$218,889	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	June 2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0
2.	STATE	$0
3.	LOCAL	$0
4.	SALES TAX	$0				$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

STATUS OF POSTPETITION TAXES			MONTH:	June 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$0	$71,170	$71,170	$0
2.	FICA-EMPLOYEE	$0	$13,432	$13,432	$0
3.	FICA-EMPLOYER	$2,448	$13,191	$13,432	$2,206
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER PAYROLL TAXES	$895	$9,357	$9,653	$600
7.	TOTAL FEDERAL TAXES	$3,343	$107,150	$107,688	$2,806
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$1	$0	$0	$1
12.	OTHER PAYROLL TAXES	$0	$0	$0	$0
13.	REAL PROPERTY	$59,846	$0	$0	$59,846
14	PERSONAL PROPERTY	$401,677	$0	8,437	$393,240
15	FRANCHISE	$129,183	$0	86,280	$42,903
16	BUSINESS LICENSE TAX	$22,130	$0	5,954	$16,176
17	TOTAL STATE & LOCAL	$612,838	$0	$100,671	$512,167
18	TOTAL TAXES	$616,181	$107,150	$208,359	$514,973

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

[1]	For presentation purposes, quarter-end and months within the current quarter have been reflected. Please refer to prior monthly operating reports for previous months not shown.

5 of 9

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-5

CASE NUMBER: 07-44084-dml-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:			June 2008
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3	Account #4
A.	BANK:	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo
B.	ACCOUNT NUMBER:	412-1166318	412-1166300	960-0058583	960-0058598
C.	PURPOSE (TYPE):	Concentrator	Blocked	Accounts Payable	Payroll
1.	BALANCE PER BANK STATEMENT	$47,086.00	$-	$4,296.30	$-
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$-		$-	$-
3.	SUBTRACT: OUTSTANDING CHECKS			$(203,658.02)	$(43,781.46)
4.	OTHER RECONCILING ITEMS	$19,197,821.68		$101,141.53	$14,591.63
5.	MONTH END BALANCE PER BOOKS	$19,244,907.68		$(98,220.19)	$(29,189.83)
6.	NUMBER OF LAST CHECK WRITTEN			1178573	510378

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$19,117,497.66

6 of 9

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-6

CASE NUMBER: 07-44084-dml-11

	MONTH:	June 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID (1)	TO DATE
1.	Elaine D. Crowley	Salary	$34,765	$244,744
2.	Don Roach	Salary	$31,552	$217,709
3.	Dave Stewart	Salary	$0	$88,758
4.	Steve Woodward	Salary	$0	$18,339
5.	Mike Veitenheimer	Salary	$0	$87,710
6	Linda Stephenson	Salary	$0	$85,596
7	Don Roach	Bonus	$49,903	$49,903
8	Elaine D. Crowley	Expense Reimbursement	$0	$1,345
9	Don Roach	Expense Reimbursement	$0	$987

10	TOTAL PAYMENTS TO INSIDERS		$116,220	$795,090

PROFESSIONALS
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT (2)	AMOUNT APPROVED (2)	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Asset Disposition Advisors (1)	N/A	$0	$0	$769,331	$510,456
2.	Baker McKenzie	N/A	4,345	4,345	175,853	18,469
3.	Haynes and Boone	N/A	59,243	59,243	1,242,196	176,503
4.	FTI Consulting, Inc. (1)	N/A	26,266	26,266	1,608,826	1,108,212
5.	Mesirow Financial	N/A	4,512	4,512	193,207	13,584
6	Cooley Godward Kronish	N/A	96,069	96,069	1,215,390	182,837
7	Forshey and Prostok	N/A	10,768	10,768	164,769	4,862
8	Financial Dynamics	N/A	-	-	47,200	-
9	Lang Mitchner	N/A	5,510	5,510	98,580	10,401
10	Alix Partners	N/A	-	-	1,538,201	129,626
11	TOTAL PAYMENTS TO PROFESSIONALS		$206,713	$206,713	7,053,552	$2,154,950

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.		-	0	-
2	TOTAL	$-	$0	-

Note:
[1]	Professional fees include accrued and unpaid success fees for FTI Consulting, Inc. and Asset Disposition Advisors of $1 million and $500,000, respectively.
[2]
Per the administrative Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals and Committee Members (the “Administrative Order”), entered October 17, 2007, professionals may be paid eighty percent (80%) of the fees and one hundred percent (100%) of the out-of-pocket expenses as set forth in the applicable monthly fee statement if no objections are made within ten (10) days after submission.  On March 6 , 2008, an order was entered to approve interim professional fees for the period of September 20, 2007 through December 31, 2007

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Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

	MONTH:	June 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X [1]
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X [2]
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X [3]
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

[1]
During the reporting period, the Debtors have continued to sell the furniture, fixtures, machinery and equipment and store leases as part of the Debtors' liquidation process approved by the Bankruptcy Court.

[2]	As of the end of the reporting period, intercompany receivables exist with The Bombay Furniture Company of Canada, Inc.
[3]	As authorized by certain first day orders entered by the Bankruptcy Court, the Debtors have made certain permitted payments on

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Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

	MONTH:	June 2008

QUESTIONNAIRE

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
General Liability	Federal (Chubb)	January 31, 2008 through August 31, 2008	Annual premium paid to date
Workers Compensation	Federal (Chubb)	January 31, 2008 through August 31, 2008	Annual premium paid to date
Directors & Officers Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Fiduciary Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Employee Dishonesty	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Travel & Accident	Federal (Chubb)	July 1,2007 through June 30, 2008	Annual premium paid to date
Other Crime (K&R)	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date

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